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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): October 8, 1998


                            GENERAL AUTOMATION, INC.
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             (Exact name of Registrant as specified in its charter)



                  Delaware                                 0-5260
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           (State of incorporation                (Commission File Number)
            or other jurisdiction)


                                   95-248811
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                    (I.R.S. Employer Identification Number)


                 17731 Mitchell North, Irvine, California 92614
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (949) 250-4800


                                 Not applicable
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          (Former name or former address, if changed since last report)



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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     (a) On October 8, 1998 the Registrant engaged Cacciamatta Accountancy Corporation as its new independent accountant

     (b) During the Registrant's two most recent fiscal years, neither the Registrant, nor anyone on its behalf, consulted with Cacciamatta Accountancy regarding either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements; or any matter that was either a subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that Item) or a reportable event (as described in Item304)(a)(1)(v) of Regulations S-K).

     (c) The decision to engage Cacciamatta Accountancy Corporation as the Registrant's independent accountants was approved by the Registrant's Board of Directors.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


GENERAL AUTOMATION, INC.

Date:   October 8, 1998

By: /s/ RICHARD H. NANCE
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        Richard H. Nance
        Vice-President Finance and
        Chief Financial Officer



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